                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported):  October 15, 1997
                                                        ----------------



                                  CIBER, INC.
            --------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                   0-23488               38-2046833
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  (State or other jurisdiction       (Commission           (IRS Employer
        of incorporation)            File Number)        Identification No.)


5251 DTC Parkway, Suite 1400, Englewood, Colorado                       80111
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(Address of principal executive offices)                              (Zip Code)


     Registrant's telephone number, including area code: (303) 220-0100
                                                         --------------

                                  CIBER, Inc.
                     Information to be included in the Report

Item 5.  Other Events.
----------------------

     On October 15, 1997, CIBER, Inc. announced the results for the first quarter of fiscal 1998 ended September 30, 1997.

     In addition, the following table sets forth certain statements of operations data for each of the quarters indicated below, which information has been restated for pooling of interests business combinations through September 30, 1997.

                                        FIRST   SECOND    THIRD   FOURTH
IN THOUSANDS, EXCEPT PER SHARE DATA    QUARTER  QUARTER  QUARTER  QUARTER    TOTAL
                                       ---------------------------------------------
YEAR ENDED JUNE 30, 1997
  Consulting services                  $54,562  $58,564  $65,460  $74,418   $253,004
  Product sales                          9,564    9,994   12,860   12,388     44,806
                                       ---------------------------------------------
    Total revenues                      64,126   68,558   78,320   86,806    297,810
                                       ---------------------------------------------
  Operating income                       4,776    4,862    8,379    9,455     27,472
  Net income                             2,192    2,764    5,378    6,092     16,426
  Pro forma net income                   2,921    3,034    5,184    5,880     17,019
  Pro forma income per share           $  0.14  $  0.15  $  0.25  $  0.27   $   0.81

YEAR ENDED JUNE 30, 1996
  Consulting services                  $42,226  $43,461  $48,793  $54,875   $189,355
  Product sales                          5,335    6,108    8,748    8,406     28,597
                                       ---------------------------------------------
    Total revenues                      47,561   49,569   57,541   63,281    217,952
                                       ---------------------------------------------
  Operating income                       3,446    3,075    4,089    4,709     15,319
  Net income                             2,183    2,901    2,948    2,855     10,887
  Pro forma net income                   2,059    1,954    2,683    3,060      9,756
  Pro forma income per share           $  0.11  $  0.10  $  0.13  $  0.15   $   0.50

Item 7(c). Exhibits
-------------------

     1. News Release dated October 15, 1997 announcing results for the first quarter of fiscal 1998 ended September 30, 1997.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   CIBER, Inc.


Date: October 15, 1997             By: /s/ Christopher L. Loffredo
                                       ------------------------------------
                                       Christopher L. Loffredo
                                       Vice President/Chief Accounting Officer